Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Great Western Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2015 as filed with the Securities and Exchange Commission on August 14, 2015 (the “10-Q”) and the amendment on Form 10-Q/A to the 10-Q as filed with the Securities and Exchange Commission on the date hereof (the “10-Q/A” and, together with the 10-Q, the “Report”), I, Peter Chapman, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2015	By:	/s/ Peter Chapman
	Name:	Peter Chapman
	Title:	Executive Vice President and Chief Financial Officer

SC1:3928460.2